UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

JRSIS HEALTH CARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-36758	46-4562047
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3/F Building A, Derun Yuan, No. 19 Changyi Road

Wuguishan, Zhongshan City, P.R. China 528458

(Address of Principal Executive Office) (Zip Code)

86-0760-88963658

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Equity Securities

Item 5.01 Changes in Control of Registrant

On November 30, 2023 a closing was held with respect to the Agreement to Contract dated October 18, 2023 (the “Jumi Agreement”) among JRSIS Health Care Corporation (“JRSIS”), Laidian Technology (Zhongshan) Co., Ltd. (“Laidian”), Zhuowei Zhong, Yongzhou Jumi Intelligent Technology Co., Ltd. (“Yongzhou JIT”), Guangzhou Jumi Intelligent Equipment Co., Ltd. (“Guangzhou JIE”), Linhai Zhu, Yulin Investment (Guangzhou) Partnership L.P. (“Yulin IGP”), Jumi Intelligent Information Technology (Guangzhou) Partnership L.P. (“Jumi IIP”) and Jumi Group Company, Ltd. (“Jumi GCL”).

Yongzhou JIT was organized in 2018 in Yongzhou City in the Hunan Province of China and is a subsidiary of Guangzhou JIE. Yongzhou JIT is engaged in the business of developing medical technology and producing equipment based on its technology. Yongzhou JIT is best known for developing the first intelligence medicine vending machine. At present the Yongzhou JIT factory has an annual production capacity of 20,000 intelligent terminals.

Pursuant to the Jumi Agreement, Laidian, a wholly-owned subsidiary of JRSIS, entered into four agreements with Yongzhou JIT and Guangzhou JIE (the “Management Agreements”):

Exclusive Business Cooperation Agreement. Under the Exclusive Business Consulting Agreement between Laidian and Yongzhou JIT, Laidian has the exclusive right to provide to Yongzhou JIT marketing, management, consulting and other services related to its business operations. To fulfill its obligations, Laidian will provide to Yongzhou JIT the management and marketing services of Zhuowei Zhong, who is the Chairman of Laidian. In compensation for the services provided by Laidian, Yongzhou JIT will pay Laidian a quarterly fee equal to 85.53% of any net income that Yongzhou JIT earns from its medical technology business while being managed by Zhuowei Zhong less any losses carried forward from prior quarters. The remaining 14.47% of the net income earned by Yongzhou JIT will be distributed to Guangzhou JIE for further distribution to an entity that owns 14.47% of Guangzhou JIE and has not agreed to participate in the VIE arrangement (the “14.47% Unpledged Interest”). The Exclusive Business Consulting Agreement will remain in effect until terminated by the parties.

Equity Interest Pledge Agreement. Guangzhou JIE, which owns all of the registered equity in Yongzhou JIT, has entered into an Equity Interest Pledge Agreement with Laidian. Pursuant to this agreement, Guangzhou JIE pledged all of its equity interest in Yongzhou JIT, including the right to receive dividends, to Laidian to secure the performance of Yongzhou JIT’s obligations under the Exclusive Business Consulting Agreement described above. If Yongzhou JIT breaches relevant contractual obligations under this agreement, Laidian, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests. Guangzhou JIE has agreed not to transfer or create any new encumbrance on its equity interests without the prior written consent of Laidian. The Equity Interest Pledge Agreement shall terminate when Yongzhou JIT has fully performed its obligations under the Exclusive Business Consulting Agreement.

Exclusive Option Agreement. Under the Exclusive Option Agreement among Laidian, Yongzhou JIT and Guangzhou JIE, Guangzhou JIE irrevocably granted Laidian or its designated person(s) an exclusive option to purchase, when and to the extent permitted under PRC law, all or part of its equity interest in Yongzhou JIT. The purchase price for the equity interest in Yongzhou JIT shall be determined through consultation according to the appraisal value approved by the relevant authorities and shall be the minimum amount permissible under PRC law. The Exclusive Option Agreement will be valid until all of the equity interest in Yongzhou JIT has been transferred to Laidian. The Exclusive Option Agreement provides, among other things, that without Laidian’s prior written consent:

●	Guangzhou JIE may not transfer, encumber, grant a security interest in, or otherwise dispose of any equity interest in Yongzhou JIT, except as provided in the Exclusive Option Agreement;

●	Yongzhou JIT may not (i) sell, transfer, grant security interest in or otherwise dispose of any assets, business, revenue or interest, (ii) enter into any material contract except for those incurred in the ordinary course of business, or (iii) incur any liabilities (except for those incurred in the ordinary course of business) or extend loans or credit facilities to any third party;

●	Yongzhou JIT may not declare or pay any dividends and its shareholder must remit in full to Laidian any funds received from Yongzhou JIT except those funds payable to the holder of the 14.47% Unpledged Interest; and

●	Yongzhou JIT may not merge with or acquire any third parties, or make investment in any third parties.

Power of Attorney. Under the Power of Attorney, Guangzhou JIE grants to Laidian the authority to exercise all of the powers given to Guangzhou JIE as a shareholder of Yongzhou JIT.

In consideration of the agreement by the owners of Yongzhou JIT other than the holder of the 14.47% Unpledged Interest (i.e. Guangzhou JIE, Linhai Zhu, Yulin IGP and Jumi IIP) to the adoption of the Management Agreements by Yongzhou JIT and Guangzhou JIE, JRSIS issued to Jumi GCL 76,757,439 shares of its common stock. Jumi GCL is a holding company owned by Linhai Zhu, Yulin IGP and Jumi IIP, who are the beneficial owners of 85.53% of Guangzhou JIE. The issuance was made pursuant to Section 4(a)(2) of the Securities Act of 1933 and Regulation S promulgated thereunder. The shares issued to Jumi GCL represent 92.9% of the outstanding shares of common stock of JRSIS.

Following the transaction, we have abandoned our prior business plan and we are now pursuing Yongzhou JIT’s historical businesses and proposed businesses.

Accounting Treatment of the Management Agreements

For financial reporting purposes, the execution of the Management Agreements represents a “reverse acquisition” rather than a business combination and Yongzhou JIT is deemed to be the accounting acquirer in the transaction. The execution of the Management Agreements is being accounted for as a reverse-acquisition and recapitalization. Yongzhou JIT is the acquirer for financial reporting purposes and JRSIS is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements for periods prior to the execution of the Management Agreements will be those of Yongzhou JIT and will be recorded at the historical cost basis of Yongzhou JIT, and the consolidated financial statements after execution of the Management Agreements will include the assets and liabilities of the Company and Yongzhou JIT, and the historical operations of Yongzhou JIT and operations of the Combined Company from the date of execution of the Management Agreements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On November 29, 2023, pursuant to the Jumi Agreement, Zhifei Huang and Zhuowen Chen submitted resignations from their positions on JRSIS’s Board of Directors. Zhifei Huang also resigned from his position as Chief Executive Officer of the Company. Zhuowen Chen also resigned from his positions as Chief Financial Officer and Secretary of the Corporation.

On November 29, 2023 the Board of Directors appointed Zhuowei Zhong to serve as Secretary of JRSIS. Mr. Zhong is the Chairman of the Board and President of JRSIS.

On November 29, 2023, the Board of Directors agreed that the number of members of the Board of Directors would be two, and appointed Linhai Zhu to fill the vacancy on the Board of Directors. The Board of Directors also appointed Linhai Zhu to serve as Chief Executive Officer, Chief Financial Officer and Treasurer of JRSIS. Information regarding Linhai Zhu follows:

Linhai Zhu. Mr. Zhu has been appointed to the Board and to the positions of Chief Executive Officer and Chief Financial Officer to bring his experience in corporate management and financial management. Mr. Zhu currently serves as Director and Chief Executive Officer of Guangzhou Jumi Intelligent Equipment Co., Ltd. Previously, from 2013 through 2016, Mr. Zhu was employed as Chief Executive Officer of Shanghai Jumi Media Ltd. From 2006 to 2013 Mr. Zhu was employed as Chief Executive Officer of Guangzhou Runxintang Beverage and Food Co., Ltd. In each of his current and prior positions, Mr. Zhu was responsible for general management of his employer. Mr. Zhu was awarded a Master’s Degree in Business Administration (2012) and a Doctor of Philosophy degree (2018) by Tongji University. He is 48 years old.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Yongzhou Jumi Intelligent Technology Co., Ltd. for the year ended December 31, 2022, audited by ARK Pro CPA & Co.

Financial Statements of Yongzhou Jumi Intelligent Technology Co., Ltd. for the nine month periods ended September 30, 2023 and 2022 (unaudited) – to be filed by amendment.

Pro forma financial statements of JRSIS Health Care Corporation for the year ended December 31, 2022.

Pro forma financial statements of JRSIS Health Care Corporation for the nine month period ended September 30, 2023 – to be filed by amendment.

Exhibits

10-a	Agreement to Contract dated October 18, 2023 among JRSIS Health Care Corporation, Laidian Technology (Zhongshan) Co., Ltd., Zhuowei Zhong, Yongzhou Jumi Intelligent Technology Co., Ltd., Guangzhou Jumi Intelligent Equipment Co., Ltd., Linhai Zhu, Yulin Investment (Guangzhou) Partnership L.P., Jumi Intelligent Information Technology (Guangzhou) Partnership L.P. and Jumi Group Company, Ltd. – filed as an exhibit to the Current Report on Form 8-K filed on October 18, 2023.
10-b	Exclusive Business Cooperation Agreement between Laidian Technology (Zhongshan) Co., Ltd. and Yongzhou Jumi Intelligent Technology Co., Ltd.
10-c	Equity Interest Pledge Agreement among Laidian Technology (Zhongshan) Co., Ltd., Yongzhou Jumi Intelligent Technology Co., Ltd. and Guangzhou Jumi Intelligent Equipment Co., Ltd.
10-d	Exclusive Option Agreement among Laidian Technology (Zhongshan) Co., Ltd., Yongzhou Jumi Intelligent Technology Co., Ltd. and Guangzhou Jumi Intelligent Equipment Co., Ltd.
10-e	Power of Attorney given by Guangzhou Jumi Intelligent Equipment Co., Ltd to Laidian Technology (Zhongshan) Co., Ltd.
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JRSIS Health Care Corporation

Date: December 1, 2023	By:	/s/ Huang Zhifei
Huang Zhifei,
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: the Board of Directors and Stockholders of

JRSIS Health Care Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Yongzhou Jumi Intelligent Technology Co., Ltd. (“the Company”) as of December 31, 2022 and 2021, and the related statements of income and comprehensive income, change in stockholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Yongzhou Jumi Intelligent Technology Co., Ltd. as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, and has a significant accumulated deficits and negative working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Board of Directors (Those Charged with Governance) that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgements. We determined that there are no critical matters.

/s/ ARK Pro CPA & Co
ARK Pro CPA & Co
(Formerly HKCM CPA & Co.)
PCAOB ID: 3299

We have served as the Company’s auditor since 2023.

December 1, 2023

Hong Kong, China

YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

BALANCE SHEETS

AS OF DECEMBER 31, 2022 AND 2021

	As of December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$158,813	$73,253
Accounts receivable, net	683,452	21,831
Inventories	562,015	670,262
Advance to suppliers	46,954	16,541
Prepaid expenses and other current assets, net	24,600	24,371
Amount due from related parties	187,794	904,738
Total current assets	1,663,628	1,710,996

Non-current assets
Deferred tax assets	4,576	4,001
Property and equipment, net	62,223	102,205
Intangible assets, net	303,195	370,407
Right of use assets	7,686	9,593
Total Assets	$2,041,308	$2,197,202

Liabilities and Stockholders’ Equity
Current liabilities
Short-term bank loan	$1,239,266	$723,201
Accounts payable	272,243	283,381
Advance from customers	10,130	1,246,415
Amount due to related parties	3,625	-
Accrued expenses and other payables	181,975	185,740
Income tax payable	1,435	1,190
Financing lease liabilities-current	5,930	6,186
Operating lease liabilities-current	6,589	-
Current portion of long-term bank loan	49,709	-
Total current liabilities	1,770,902	2,446,113

Non-current liabilities
Long-term bank loan	336,514	94,358
Operating lease liabilities-non-current	2,235	-
Total Liabilities	2,109,651	2,540,471

Stockholders’ Deficit
Share capital	3,697,600	2,802,603
Accumulated deficit	(3,930,769)	(3,257,509)
Accumulated other comprehensive income	164,826	111,637
Total stockholders’ deficit	(68,343)	(343,269)
Total Liabilities and Stockholders’ Deficit	$2,041,308	$2,197,202

The accompanying notes are an integral part of these financial statements.

YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Year ended December 31,
	2022	2021

Revenues	$1,719,130	$2,025,876
Cost of revenues	1,692,919	1,982,171
Gross profit	26,211	43,705

Operating expenses:
Selling and marketing expenses	144,651	140,123
General and administrative expenses	283,293	408,186
Research and development expenses	283,043	387,294
Operating expenses	710,987	935,603

Operating loss	684,776	891,898

Other income:
Other income	(76,225)	(99,164)
Inventories write-down	-	129,851
Interest expense, net	64,709	48,787
Other (income) loss, net	(11,516)	79,474

Loss before income tax	673,260	971,372
Income tax expense	-	-
Net loss	673,260	971,372

Other comprehensive income:
Foreign currency translation adjustments	$(53,190)	$(3,127)
Total comprehensive loss	$620,070	$968,245

The accompanying notes are an integral part of these financial statements.

YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

STATEMENTS OF STOCKHOLDERS’ DEFICIT

 FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

			Accumulated
			other	Total
	Share	Accumulated	comprehensive	shareholders’
	Capital	deficits	Income	Equity (Deficit)

Balance at December 31, 2020	$2,798,774	$(2,286,137)	$108,510	$621,147
Capital contribution	3,829	-	-	3,829
Net loss	-	(971,372)	-	(971,372)
Foreign currency translation adjustment	-	-	3,127	3,127
Balance at December 31, 2021	$2,802,603	$(3,257,509)	$111,637	$(343,269)
Capital contribution	894,997	-	-	894,997
Net loss	-	(673,260)	-	(673,260)
Foreign currency translation adjustment	-	-	53,189	53,189
Balance at December 31, 2022	$3,697,600	$(3,930,769)	$164,826	$(68,343)

The accompanying notes are an integral part of these financial statements.

YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022 AND 2021

	Year ended December 31,
	2022	2021
Cash flows from operating activities
Net loss	$(673,260)	$(971,372)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventories write-down	-	129,851
Right-of-use assets amortization	10,138	37,830
Lease liabilities interest expense	325	4,622
Depreciation and amortization	34,903	171,060
Deferred income tax	(909)	(1,172)
Changes in assets and liabilities
Accounts receivable	(679,905)	104,467
Inventories	57,324	(194,766)
Advance to suppliers	(32,497)	23,763
Amount due from/ to related parties	666,190	(822,792)
Prepaid expenses and other current assets	(2,185)	(18,648)
Accounts payable	11,257	(49,596)
Accrued expenses and other payables	11,002	63,131
Advance from customers	(1,167,459)	1,227,116
Income tax payable	347	(1,600)
Net cash used in operating activities	(1,764,729)	(298,106)

Cash flows from investing activities
Purchase of property and equipment	-	(2,097)
Net cash used in investing activities	-	(2,097)

Cash flows from financing activities
Cash contribution from shareholder	927,591	3,839
Loan from third parties	893,539	30,806
Proceeds from financing lease	37,157	(26,748)
Net cash provided by financing activities	1,858,287	7,897

Effect of exchange rate changes on cash and cash equivalents	(7,998)	5,647
Net changes in cash and cash equivalents	85,560	(286,659)
Cash and cash equivalents-beginning of the year	73,253	359,912
Cash and cash equivalents-ended of the year	$158,813	$73,253

Supplementary cash flow information:
Interest paid	$58,524	$44,048
Income taxes paid	$909	$1,172

The accompanying notes are an integral part of these financial statements.

YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

 FOR THE YEAR ENDED DECEMBER 31, 2022 AND 2021

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Yongzhou Jumi Intelligent Technology Co., Ltd. (“Yongzhou JIT”) was organized in 2018 in Yongzhou City in the Hunan Province of China. Yongzhou JIT is engaged in the business of developing medical technology and producing equipment based on its technology. Yongzhou JIT is best known for developing the first intelligence medicine vending machine. At present the Yongzhou JIT factory has an annual production capacity of 20,000 intelligent terminals.

NOTE 2 – GOING CONCERN UNCERTAINTIES

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

As reflected in the accompanying financial statements, the Company had a $3,930,769 accumulated deficit as at December 31, 2022. Management believes these factors raise substantial doubt about the Company’s ability to continue as a going concern for the next twelve months.

The continuation of the Company as a going concern through the next twelve months is dependent upon (1) the continued financial support from its stockholders or its ability to obtain external financing, and (2) further implement management’s business plan to extend its operations and generate sufficient revenues to meet its obligations. While the Company believes in the viability of its strategy to increase sales volume and in its ability to raise additional funds, there can be neither any assurances to that effect, nor any assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of these uncertainties. The Company is working to devote more efforts to improve its operation and generate more profits. Besides, the major shareholder will continuously provide financial support to the Company. Management believes that the actions presently being taken to obtain additional funding and strategic partners to enable it to implement its strategic plan provides the opportunity for the Company to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to inventories, intangible assets, income taxes and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Foreign currency translation and re-measurement

The functional currency of the Company is the Chinese Renminbi (“RMB”).

The Company, whose translates their accounts into the U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date

●	Equities at the historical rate

●	Revenue and expense items at the average rate of exchange prevailing during the period

Adjustments arising from such translations are included in accumulated other comprehensive income in stockholders’ equity.

	As of and for the year ended December 31,
	2022	2021
Spot USD: RMB exchange rate	$6.8972	$6.3588
Average USD: RMB exchange rate	$6.7290	$6.4499

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at the rates used in translation.

Fair Value Measurements

The Company applies the provisions of ASC Subtopic 820-10, “Fair Value Measurements”, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements.  ASC 820 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes three levels of inputs that may be used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

There were no assets or liabilities measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820.

The following table sets forth by level within the fair value hierarchy our financial assets and liabilities that were accounted for at fair value on a recurring basis:

	Carrying Value at December 31,	Fair Value Measurement at December 31, 2022
	2022	Level 1	Level 2	Level 3
Financial Assets	$-	$-	$-	$-

	Carrying Value at December 31,	Fair Value Measurement at December 31, 2021
	2021	Level 1	Level 2	Level 3
Financial Assets	$-	$-	$-	$-

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, demand deposits placed with banks or other financial institutions and have original maturities of less than three months. The Company’s primary bank deposits are located in the PRC. On December 31, 2022, and 2021, the Company’s cash equivalents totaled $158,813 and $73,253, respectively.

Accounts receivable

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on aging data, historical collection experience, customer specific facts and economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Inventories

Inventories, consisting principally of machines, are stated at the lower of cost or market using the first-in, first-out method (“FIFO”). This policy requires the Company to make estimates regarding the market value of inventory, including an assessment of excess or obsolete inventory. The Company determines excess or obsolete inventory based on an estimate of the future demand and estimated selling prices for its products.

Property and equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to operations when incurred, while additions and betterments are capitalized. Depreciation is recorded on a straight-line basis reflective of the useful lives of the assets. When assets are retired or disposed, the asset’s original cost and related accumulated depreciation are eliminated from accounts and any gain or loss is reflected in income.

The estimated useful lives for property and equipment categories are as follows:

Production line and equipment	3-10 years
Transportation instrument	3-5 years
Office equipment	2-5 years

Intangible assets

Intangible assets are stated at cost. Amortization is recorded on a straight-line basis reflective of the useful lives of the assets. When assets are retired or disposed, the asset’s original cost and related accumulated depreciation are eliminated from accounts and any gain or loss is reflected in income.

The estimated useful lives for intangible assets categories are as follows:

Utility model	10 years
Copyright	10 years

Leases

The Company recognizes its leases in accordance with ASC 842 - Leases. Under ASC 842, right-of-use (“ROU”) assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. The initial lease liability is equal to the future fixed minimum lease payments discounted using the Company’s incremental borrowing rate, on a secured basis. The lease term includes option renewal periods and early termination payments when it is reasonably certain that the Company will exercise those rights. The initial measurement of the ROU asset is equal to the initial lease liability plus any initial direct costs and prepayments, less any lease incentives. The Company elected the short-term lease exemption for contracts with lease terms of 12 months or less. The Company accounts for the lease and non-lease components of its leases as a single lease component. Lease expense is recognized on a straight-line basis over the lease term.

Revenue recognition

The Company follows the guidance of ASC 606, revenue from contracts with customers is recognized using the following five steps:

1.	Identify the contract(s) with a customer;

2.	Identify the performance obligations in the contract;

3.	Determine the transaction price;

4.	Allocate the transaction price to the performance obligations in the contract; and

5.	Recognize revenue when (or as) the entity satisfies a performance obligation.

Under Topic 606, revenues are recognized when the promised products have been confirmed of delivery or services have been transferred to the consumers in amounts that reflect the consideration the customer expects to be entitled to in exchange for those services. The Company presents value added taxes (“VAT”) as reductions of revenues. The Company recognizes revenues net of value added taxes (“VAT”) and relevant charges.

Contract liabilities

Contract liabilities consist mainly of advances from customers. On certain occasions, the Company may receive prepayments from customers prior to them taking possession of the Company’s products. The Company records these receipts as customer advances until the control of the products has been transferred to the customers. As of December 31, 2022 and 2021, the Company had advance from customers of $10,130 and $1,246,415 respectively.

Selling expenses

Selling expenses consist primarily of transportation fees and after-sales service expenses.

General and administrative expenses

General and administrative expenses consist primarily of salary and welfare for general and administrative personnel, rental expenses, entertainment expenses, general office expenses and professional service fees.

Research and development expenses

Research and development expenses consist primarily of salary and welfare for research and development department personnel and materials used for research.

Value-added taxes

Revenue is recognized net of value-added taxes (“VAT”). The VAT is based on gross sales price and VAT rates applicable to the Company which are 13% or 6% for the period from the beginning of January 2021.

Income taxes

The Company accounts for income taxes under FASB ASC 740, “Accounting for Income Taxes”. Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions quarterly to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit.

Earnings (loss) per Share

The Company computes earnings (loss) per share (“EPS”) in accordance with ASC Topic 260, “Earnings per share”. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Related party transactions

Transactions involving related parties cannot be presumed to be carried out on an arm’s-length basis, as the requisite conditions of competitive, free market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions unless such representations can be substantiated.

Recent Accounting Pronouncements

From time to time, new accounting standards are issued by the Financial Accounting Standards Board (“FASB”) or other standard setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption. The recent accounting standards are not expected to have a material impact on the consolidated financial statements upon adoption.

NOTE 4 – ACCOUNTS RECEIVABLES

Accounts receivable consisted of the following:

	As of December 31,
	2022	2021
Accounts receivable	$683,452	$21,831
Less: Allowance for doubtful accounts	-	-
Total accounts receivable, net	$683,452	$21,831

The Company recorded bad debt expense of nil and nil for the years ended December 31, 2022 and 2021.

NOTE 5 – INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2022	2021
Machine	$263,570	$326,439
Materials	298,445	343,823
Total	$562,015	$670,262

The Company wrote down inventories of nil and $129,851 for the years ended December 31, 2022 and 2021.

NOTE 6 – PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	As of December 31,
	2022	2021
Production line and equipment	$105,084	$183,300
Transportation instrument	7,436	8,066
Office equipment and other	128,305	139,169
Total fixed assets at cost	240,825	300,535
Accumulated depreciation	(178,602)	(198,330)
Total fixed assets, net	$62,223	$102,205

For the years ended December 31, 2022 and 2021, depreciation expense amounted to $4,352 and $130,106, respectively.

NOTE 7 – INTENGIBLE ASSETS, NET

Intangible assets, net, consist of the following:

	As of December 31,
	2022	2021
Utility model	$42,949	$46,585
Copyright	340,034	368,825
Total intangible assets at cost	382,983	415,410
Accumulated amortization	(79,788)	(45,003)
Total intangible assets, net	$303,195	$370,407

For the years ended December 31, 2022 and 2021, amortization expense amounted to $39,256 and $40,954, respectively.

NOTE 8 - RIGHT-OF-USE ASSETS AND LEASE LIABILITIES

The Company adopted Accounting Standards Codification (“ASC”) Topic 842, “Leases” (“new lease standard”). The new lease standard was adopted using the optional transition method approach that allows for the cumulative effect adjustment to be recorded without restating prior periods. The Company has elected the practical expedient package related to the identification, classification and accounting for initial direct costs whereby prior conclusions do not have to be reassessed for leases that commenced before the effective date. As the Company will not reassess such conclusions, the Company has not adopted the practical expedient to use hindsight to determine the likelihood of whether a lease will be extended or terminated or whether a purchase option will be exercised.

Financing lease

In April 2020 and 2021, the company leased two equipments from Ping’an International finance lease Co., Ltd (“the Lessor”). Under the terms of the lease agreements, from April 2020 and 2021, the Company was committed to make lease payments of approximately $1,768 and $929 per month for 23 months. The equipment was used for production. The implicit interest rate, which determined the rental fee after fair value was amortized, was calculated at 4.75%, which is the benchmark interest rate announced by The People’s Bank of China. After the completion of all payments, the ownership of the lease item will be transferred to the company.

Operating lease

In October 2022, the Company leased dormitory space under non-cancellable operating lease agreements. Under terms of the lease agreement, from October 2022, the Company is committed to make lease payments of approximately $389 per month for 23 months. This office is used as dormitory for staffs.

As of December 31, 2022 and 2021, the Company has the following amounts recorded on the Company’s balance sheet:

	As of December 31,
	2022	2021
Assets
Right-of-use assets	$7,686	$9,593
Total	$7,686	$9,593
Liabilities
Financing lease liabilities-Current	5,930	6,186
Operating lease liabilities-Current	6,589	-
Financing lease liabilities-Non-current	-	-
Operating lease liabilities-Non-current	2,235	-
Total	$14,754	$6,186

Future annual minimum lease payments are as follows:

Year ending December 31,	Amounts
2023	$4,663
2024	2,332
Total	$6,995

The Company recorded lease expense of $10,463 and $42,452 for the years ended December 31, 2022 and 2021.

NOTE 9 –BANK LOAN

Short-term bank loan consisted of the following:

	As of December 31,
	2022				2021
	Interest rate	Maturity	Guarantee	Balance	Interest rate	Maturity date	Guarantee	Balance
China Everbright Bank	5.88%	Originally due on July 18, 2022 with extension till January 19, 2023	Secured by Linhai Zhu, his spouse Liu Mei and Guangzhou Jumi Intelligent Equipment Co., Ltd.	$151,869	5.88%	Originally due on July 18, 2022, with extension till January 19, 2023	Secured by Linhai Zhu, his spouse Liu Mei and Guangzhou Jumi Intelligent Equipment Co., Ltd.	$314,319
Bank of China	/	/	/	-	4.10%	March 23, 2022	Secured by Linhai Zhu and Guangzhou Jumi Intelligent Equipment Co., Ltd.	408,882
Bank of China	4.05%	May 20, 2023	Secured by Linhai Zhu, his spouse Liu Mei and Guangzhou Jumi Intelligent Equipment Co., Ltd.	507,452	/	/	/	-
China Construction Bank	4.50%	August 16, 2023	Secured by Linhai Zhu and his spouse Liu Mei	579,945	/	/	/	-
				$1,239,266				$723,201

Long-term bank loan consisted of the following:

	As of December 31,
	2022				2021
	Interest rate	Maturity	Guarantee	Balance	Interest rate	Maturity date	Guarantee	Balance
Webank	/	/	/	$-	7.20%	December 12, 2023	Secured by Linhai Zhu	$94,358
Postal savings bank of China	4.90%	July 21, 2024	Secured by Linhai Zhu, his spouse Liu Mei, Guangzhou Jumi Intelligent Equipment Co., Ltd., Yongzhou Xiaoxiang Financing guarantee Co., Ltd., and Hunan financing reguarantee Co., Ltd.	336,514	/	/	/	-
				$336,514				$94,358

Current portion of long-term bank loan consisted of the following:

	As of December 31,
	2022				2021
	Interest rate	Maturity	Guarantee	Balance	Interest rate	Maturity date	Guarantee	Balance
Webank	7.20%	December 12, 2023	Secured by Linhai Zhu	$49,709	/	/	/	-
				$49,709				$-

Interest expense of the bank loans for the years ended December 31, 2022 and 2021 were $64,709 and $48,787, respectively.

NOTE 10 –ADVANCES FROM CUSTOMERS

Advance from customers consisted of the following:

	As of December 31,
	2022	2021
Customer advances	$10,130	$1,246,415

Advance from customers are the prepayment from the customers which are expected to be recognized as revenue during the next year.

NOTE 11 – ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables consisted of the following:

	As of December 31,
	2022	2021
Accrued expenses	$26,964	$34,038
Other payable	83,145	53,572
Other tax payable	71,866	98,130
Total	$181,975	$185,740

NOTE 12 – INCOME TAXES

The Company’s primary operations are in the PRC, and in accordance with the relevant tax laws and regulations. The corporate income tax rate for this country is as follows:

PRC

Corporate Income Tax (CIT) is determined under the Provisional Regulations of PRC Concerning Income Tax on Enterprises promulgated by the PRC, income tax is payable by enterprises at a rate of 25% of their taxable income.

The following table sets forth current and deferred portion of income tax expense of the Company:

For the years ended December 31,
	2022	2021
Current income tax expense	$-	$-
Deferred income tax expense	-	-
Total	-	-

The following tables provide the reconciliation of the differences between the statutory and effective tax expenses for the year ended December 31, 2022 and 2021:

	For the years ended December 31,
	2022	2021
Loss before income tax	$673,260	$971,372
Tax rate at 25%	168,315	242,843
Allowance on tax losses	(168,315)	(242,843)
Income tax expense	$-	$-

The following table sets forth deferred tax assets of the Company

	For the years ended December 31,
	2022	2021
Deferred tax assets
Inventories written-down	$4,576	$4,001
Gross deferred tax assets	4,576	4,001
Less: valuation allowance	-	-
Net deferred tax assets	$4,576	$4,001

NOTE 13 – RELATED PARTY TRANSACTIONS

The following is the list of the related parties with which the Company had balances and transactions:

Amount due from related parties

Amount due from related parties consisted of the following:

	As of December 31,
Name of related parties	2022	2021
Guangzhou Jumi Intelligent Equipment Co., Ltd. (#1)	$75,982	$779,558
Kangmi Yaolian (Guangzhou) Wulianwang Co., Ltd. (#2)	67,013	76,587
Shanghai Jiuchenbenguo Information and Technology Co., Ltd. (#2)	43,133	46,786
Guangzhou Jumi Intelligent Equipment Co., Ltd. Changsha Branch (#2)	1,666	1,807
	$187,794	$904,738

#1	Amount due from Guangzhou Jumi Intelligent Equipment Co., Ltd. was the net balance of accounts receivables from goods sold to and accounts payable to intangible assets purchased from it.

#2	Amount due from Kangmi Yaolian (Guangzhou) Wulianwang Co., Ltd., Shanghai Jiuchenbenguo Information and Technology Co., Ltd., and Guangzhou Jumi Intelligent Equipment Co., Ltd. Changsha Branch were derived from the accounts receivables of goods sold to such parties for current and prior periods.

Amount due to related parties

Amount due to related parties consisted of the following as of the periods indicated:

	As of December 31,
Name of related parties	2022	2021
Yongzhou Jingmi Health technology Co., Ltd. (#3)	$3,625	$-
	$3,625	$-

#3	Amount due to Yongzhou Jingmi Health technology Co., Ltd. was the advance received from it for the goods sold.

Related parties’ transactions

Sales of goods to related parties consisted of the following for the periods indicated:

	For the years ended December 31,
Name of related parties	2022	2021
Guangzhou Jumi Intelligent Equipment Co., Ltd.	$1,335,401	$1,949,836
	$1,335,401	$1,949,836

Purchase of materials and intangible assets from related parties consisted of the following for the periods indicated:

	For the years ended December 31,
Name of related parties	2022	2021
Guangzhou Jumi Intelligent Equipment Co., Ltd.	$647,422	$532,565
	647,422	532,565

Capital contribution from related parties consisted of the following for the periods indicated:

	For the years ended December 31,
Name of related parties	2022	2021
Guangzhou Jumi Intelligent Equipment Co., Ltd.	$894,997	$-
	$894,997	$-

Guarantee provided by related parties consisted of the following for the periods indicated:

On March 24, 2021, Linhai Zhu and Guangzhou Jumi Intelligent Equipment Co., Ltd. provided guarantee for the short-term loan from Bank of China with outstanding balance of $nil and $408,882 as of December 31, 2022 and 2021, respectively.

On July 19, 2021, Linhai Zhu, his spouse Mei Liu and Guangzhou Jumi Intelligent Equipment Co., Ltd. provided guarantee for the short-term loan from China Everbright Bank with maximum guarantee amount of $157,262 (RMB 2,000,000) and outstanding balance of $151,869 and $314,319 as of December 31, 2022 and 2021, respectively.

On December 22, 2021, Linhai Zhu provided guarantee for the long-term loan from Webank with outstanding balance of $49,709 and $94,357 as of December 31, 2022 and 2021, respectively.

On May 20, 2022, Linhai Zhu, his spouse Mei Liu and Guangzhou Jumi Intelligent Equipment Co., Ltd. provided guarantee for the short-term loan from Bank of China with outstanding balance of $507,452 as of December 31, 2022.

On July 22, 2022, Linhai Zhu, his spouse Mei Liu and Guangzhou Jumi Intelligent Equipment Co., Ltd. provided guarantee for the long-term loan from Postal Savings Bank of China with outstanding balance of $336,513 as of December 31, 2022.

On August 16, 2022, Linhai Zhu and his spouse Mei Liu provided guarantee for the short-term loan from China Construction Bank with outstanding balance of $579,945 as of December 31, 2022.

NOTE 14 SHARE CAPITAL

In 2021, the shareholders of the Company made capital contribution in the form of equipment with an amount of $3,829.

In 2022, the shareholders of the Company made capital contribution in cash of $894,997.

As of December 31, 2022 and 2021, the Company had share capital of $3,697,600 and $2,802,603 respectively.

NOTE 15 EARNINGS PER SHARE

Basic earnings per share is computed using the weighted average number of common stock outstanding during the period. Diluted earnings per share is computed using the weighted average number of common stock and, if dilutive, potential common stock outstanding during the period. Potential common stock comprises shares issuable upon the exercise of share-based awards, using the treasury stock method. The reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for income (loss) from operations is shown as follows:

	For the years ended December 31,
	2022	2021

Numerator:
Net loss available to common stockholders	$(673,260)	$(971,372)
Denominator:
Basic weighted average number of shares outstanding	3,697,600	2,802,603
Diluted weighted average number of shares outstanding	3,697,600	2,802,603
Net loss per share:
Net loss per share of common stock
Basic earnings per share	$(0.1821)	$(0.3466)
Diluted earnings per share	$(0.1821)	$(0.3466)

The dilutive earnings per share will not be computed if the effect would be anti-dilutive.

NOTE 16 SEGMENT REPORTING

In accordance with ASC 280-10, Segment Reporting, the Company’s chief operating decision maker (“CODM”), identified as the Company’s Chief Executive Officer, relies upon the consolidated results of operations as a whole when making decisions about allocating resources and assessing the performance of the Company. As a result of the assessment made by CODM, the Company has only one reportable segment. The Company does not distinguish between markets or segments for the purpose of internal reporting. As the Company’s long-lived assets are substantially located in the PRC, no geographical segments are presented.

NOTE 17 – SUBSEQUENT EVENTS

On October 18, 2023 JRSIS entered into an Agreement to Contract (the “Agreement”) with Laidian, Zhuowei Zhong, Yongzhou Jumi Intelligent Technology Co., Ltd. (“Yongzhou JIT”), Guangzhou Jumi Intelligent Equipment Co., Ltd. (“Guangzhou JIE”), Linhai Zhu, Yulin Investment (Guangzhou) Partnership L.P. (“Yulin IGP”), Jumi Intelligent Information Technology (Guangzhou) Partnership L.P. (“Jumi IIP”) and Jumi Group Company, Ltd. (“Jumi GCL”). The Agreement contemplates that Laidian will enter into a set of agreements with Yongzhou JIT and Guangzhou JIE (the “Management Agreements”) pursuant to which Laidian will provide to Yongzhou JIT the management services of Laidian’s President, Zhuowei Zhong. In exchange for those services, Yongzhou JIT will pay to Laidian 85.53% of any net income that Yongzhou JIT earns from its medical technology business while being managed by Zhuowei Zhong. In consideration of the agreement by the owners of Yongzhou JIT (i.e. Guangzhou JIE, Linhai Zhu, Yulin IGP and Jumi IIP to the adoption of the Management Agreements by Yongzhou JIT and Guangzhou JIE, JRSIS will issue to Jumi GCL 76,757,439 shares of its common stock. Jumi GCL is a holding company owned by Linhai Zhu, Yulin IGP and Jumi IIP, who are the beneficial owners of 85.53% of Guangzhou JIE, which owns 100% of Yongzhou JIT.

The Management Agreements will be executed and JRSIS will issue the common shares to Jumi GCL at a closing after three conditions to closing have been satisfied:

●	Yongzhou JIT shall have delivered to JRSIS US-GAAP audited financial statements of Yongzhou JIT for the past two fiscal years and such unaudited interim financial statements as will be required by the Rules of the SEC.

●	Zhifei Huang and Zhuowen Chen shall have resigned from the JRSIS Board of Directors and Linhai Zhu shall have been appointed to serve on the Board.

●	The parties shall have agreed that the Management Agreements, when signed, will comply with applicable laws of the Peoplee SEC.the SEC.osing have been satisYongzhou JIT a variable interest entity with respect to Laidian under US-GAAP.

If the closing does not occur on or before December 31, 2023, the Agreement will terminate.

Other than the above disclosure, the Management of the Company has determined that there were no other material subsequent events required to be disclosed or because of which adjustments are needed.

(b) Pro forma financial information.

Pro Forma Condensed Combined Financial Statements

The following pro forma condensed combined balance sheet and pro forma condensed combined income statement have been derived from the financial statements of JRSIS Health Care Corporation at December 31, 2022, and adjusts such information to give the effect of the acquisition of JRSIS and Yongzhou JIT, as if the acquisition had occurred as at January 1, 2022. The pro forma condensed combined balance sheet and income statement are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated. The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements and accompanying notes of JRSIS included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and of Yongzhou JIT included in this Form 8-K for the years ended December 31, 2022 and 2021. Notes of the pro forma adjustments are contained in the pro forma condensed combined financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the purchase.

For financial reporting purposes, the execution of the Management Agreements represents a “reverse acquisition” rather than a business combination and Yongzhou JIT is legal acquiree while deemed to be the accounting acquirer in the transaction. The execution of the Management Agreements is being accounted for as a reverse acquisition and recapitalization. Yongzhou JIT is the acquirer for financial reporting purposes and JRSIS is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements for periods prior to the execution of the Management Agreements will be those of Yongzhou JIT and will be recorded at the historical cost basis of Yongzhou JIT, and the consolidated financial statements after execution of the Management Agreements will include the assets and liabilities of the Company and Yongzhou JIT, and the historical operations of Yongzhou JIT and operations of the Company from the date of execution of the Management Agreements.

JRSIS HEALTH CARE CORPORATION
AND
YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

PROFORMA CONDENSED COMBINED BALANCE SHEETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	JRSIS	Yongzhou JIT	Adjustments		Combined
	December 31	December 31	December 31		December 31
	2022	2022	2022	Note	2022
	(Audited)	(Audited)	(Unaudited)		(Unaudited)
Assets
Current assets
Cash and cash equivalents	$58,616	$158,813	$-		$217,429
Accounts receivable, net	-	683,452	-		683,452
Inventories	-	562,015	-		562,015
Advance to suppliers	-	46,954	-		46,954
Prepaid expenses and other current assets, net	2,987	24,600	-		27,587
Deferred expenses	736,393	-	-		736,393
Amount due from the related parties	854	187,794	-		188,648
Total current assets	798,850	1,663,628	-		2,462,478

Non-current assets
Deferred tax assets	-	4,576	-		4,576
Property and equipment, net	38,989	62,223			101,212
Intangible assets, net	-	303,195	-		303,195
Right-of-use assets	18,138	7,686	-		25,824
Total Assets	$855,977	$2,041,308	$-		$2,897,285

Liabilities and Stockholders’ Equity
Current liabilities
Short-term bank loan	$-	$1,239,266	$-		$1,239,266
Accounts payable	24,711	272,243	-		296,954
Advance from customers	-	10,130	-		10,130
Amount due to related parties-current	-	3,625	-		3,625
Accrued expenses and other liabilities	1,812	181,975	-		183,787
Income tax payable	-	1,435	-		1,435
Financing lease liabilities-current		5,930			5,930
Operating lease liabilities-current	16,708	6,589	-		23,297
Current portion of long-term bank loan	-	49,709	-		49,709
Total current liabilities	43,231	1,770,902	-		1,814,134

Non-current liabilities
Long-term bank loan	-	336,514	-		336,514
Lease liabilities-non-current	1,430	2,235	-		3,665
Total Liabilities	44,661	2,109,651	-		2,154,312

Stockholders’ Equity
Common stock, par value $0.0001	583	-	7,676	(2)	8,259
Additional paid-in capital	24,510,284	-	3,689,924	(1)	28,200,208
Share capital	-	3,697,600	(3,697,600)	(1)	-
Accumulated deficit	(23,705,746)	(3,930,769)	568,782	(3)	(27,067,733)
Accumulated other comprehensive income	6,195	164,826	(23,850)	(3)	147,171
Total stockholders’ equity of the company	811,316	(68,343)	544,932		1,278,905
Non-controlling interests	-	-	(544,932)	(3)	(544,932)
Total Liabilities and Stockholders’ Equity	$855,977	$2,041,308	$-		$2,897,285

 JRSIS HEALTH CARE CORPORATION
AND
YONGZHOU JUMI INTELLIGENT TECHNOLOGY CO., LTD.

PROFORMA CONDENSED COMBINED INCOME STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2022

	JRSIS	Yongzhou JIT	Adjustments		Combined
	December 31	December 31	December 31		December 31
	2022	2022	2022	Note	2022
	(Audited)	(Audited)	(Unaudited)		(Unaudited)
Revenues	$89,166	$1,719,130	$-		$1,808,296
Cost of revenues	-	1,692,919	-		1,692,919
Gross profit	89,166	26,211	-		115,377

Operating expenses:
Selling and marketing expenses	-	144,651	-		144,651
General and administrative expenses	415,055	283,293	-		698,348
Research and development expenses	-	283,043	-		283,043
Operating expenses	415,055	710,987	-		1,126,042

Operating loss	325,889	684,776	-		1,010,665

Other income (expenses):
Other income (expenses)	(1,741)	76,225	-		74,484
Impairment loss	-	-	-		-
Interest expenses	-	(64,709)	-		(64,709)
Other income (expenses), net	(1,741)	11,516	-		9,775

Loss before income tax	327,630	673,260	-		1,000,890
Income tax expense	-	-	-		-
Net loss from continued operations	327,630	673,260	-		1,000,890
Net loss from continued operations attributable to non-controlling interest	-	-	97,421	(3)	97,421
Net loss from continued operations attributable to the company	327,630	673,260	(97,421)	(3)	903,469
Net loss from discontinued operations	33,393,670	-	-		33,393,670
Net loss	$33,721,300	$673,260	$-		$34,394,560

Other comprehensive income:
Foreign currency translation adjustment from continued operations	$(17,396)	$(53,190)	$-		$(70,586)
Foreign currency translation adjustment from discontinued operations	(301,922)	-	-		(301,922)
Total comprehensive loss from continued operations	310,234	620,070	-		930,304
Total comprehensive loss from continued operations attributable to non-controlling interest	-	-	89,724	(3)	89,724
Total comprehensive loss from continued operations attributable to the company	310,234	620,070	(89,724)	(3)	840,580
Total comprehensive loss from discontinued operations	33,091,748	-	-		33,091,748
Total comprehensive loss	$33,401,982	$620,070	$-		$34,022,052

Notes to Pro Forma Condensed Combined Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of December 31, 2022, and the unaudited pro forma condensed combined income statement for the year ended December 31, 2022, are based on the historical financial statements of JRSIS and Yongzhou JIT after giving effect of the reverse acquisition between JRSIS and Yongzhou JIT on November 30, 2023 as if it had occurred on January 1, 2022, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

Note 2 –Adjustments

(1)	To reclassify paid in capital for Yongzhou JIT’s shares.

(2)	To record cancellation of 5,836,659 shares of predecessor owners of JRSIS, and record of issuance of 76,757,439 shares of our Common Stock.

(3)	To reclassify accumulated deficit balance and accumulated other comprehensive income for Yongzhou JIT to reflect the portion of non-controlling interests.